   As filed with the Securities and Exchange Commission on February 27, 2002.

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              -------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              WCI COMMUNITIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                              DELAWARE                                                  59-2857021
-------------------------------------------------------------------------           ------------------
              (State of Incorporation or Organization)                                  (I.R.S. Employer
                                                                                       Identification No.)

                24301 WALDEN CENTER DRIVE, BONITA SPRINGS, FLORIDA                           34134
                ---------------------------------------------------                 --------------------
              (Address of Principal Executive Offices)                                     (Zip Code)


 If this form relates to the registration                          If this form relates to the registration
 of a class of securities pursuant to Section 12(b)                of a class of securities pursuant to Section 12(g)
 of the Exchange Act and is effective pursuant to                  of the Exchange Act and is effective pursuant to
 General Instruction A.(c), please check the following box. /x/    General Instruction A.(d), please check the following box. / /






Securities Act registration statement file number to which this form relates:    333-69048
                                                                                -----------
                                                                              (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:



Title of Each Class                                         Name of Each Exchange on Which
To be so Registered                                         Each Class is to be Registered
-------------------                                         ------------------------------


COMMON STOCK, $.01 PAR VALUE                                NEW YORK STOCK EXCHANGE
-------------------------------------------------------     -----------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE
--------------------------------------------------------------------------------
                                (Title of Class)

ITEM 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.
         --------------------------------------------------------

                  A description of the common stock, $.01 par value (the "Common Stock"), of WCI Communities, Inc. (the "Registrant") will be contained in a prospectus, constituting part of the Registrant's Registration Statement on Form S-1 (File No. 333-60948) (the "Registration Statement") relating to the Common Stock, to be filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (such prospectus as filed pursuant to 424(b), the "Prospectus"). The description of the Common Stock contained in the Prospectus under the heading "Description of Capital Stock" is hereby incorporated by reference into this Form 8-A.

ITEM 2:  EXHIBITS.
         ---------
         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            WCI Communities, Inc.



Date:  February 27, 2002                    By: /s/ James D. Cullen
                                                -------------------
                                                Name:   James D. Cullen
                                                Title:  Vice President